UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 7, 2018

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 7, 2018, Premier, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders:

1.    elected six Class II Directors nominated to serve on the Company’s Board of Directors until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified;

2.    ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year 2019;

3.    approved the Amended and Restated Premier, Inc. 2013 Equity Incentive Plan (the “2013 Equity Incentive Plan”); and

4.    approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting (the “Proxy Statement”).

A more complete description of each item is set forth in the Proxy Statement.

As of the record date for the Annual Meeting, there were 53,925,158 shares of the Company’s Class A common stock and 79,409,403 shares of the Company’s Class B common stock issued and outstanding. However, as a result of the Class B common unit exchange process discussed in the Proxy Statement, under “Frequently Asked Questions—What is the Class B common unit exchange process? Will it impact the Annual Meeting?,” 9,807,651 shares of Class B common stock were retired on or about October 31, 2018 and not voted at the Annual Meeting by the Trustee under the Voting Trust Agreement relating to shares of Class B common stock, dated October 1, 2013 (the “VTA”). In addition, 117,605 shares of Class B common stock were retired prior to the Annual Meeting in connection with the departure of a member owner and not voted at the Annual Meeting by the Trustee under the VTA. The 69,484,147 currently outstanding shares of Class B common stock were voted by the Trustee at the Annual Meeting pursuant to the VTA, as discussed in the Proxy Statement.

Each share of Class A common stock and Class B common stock was entitled to one vote on each matter properly brought before the Annual Meeting. The Class A common stock and Class B common stock voted together as a class. Votes representing approximately 87% of the combined voting power of the Class A common stock and Class B common stock, as of the record date, were present in person or represented by proxy at the Annual Meeting.

The final voting results for the Annual Meeting were as follows:

Item 1—Election of Directors

Each of the six nominees named in the Proxy Statement was elected by the stockholders to the Company’s Board of Directors for three-year terms based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Barclay E. Berdan	94,047,228	19,128,039	2,959,756
William E. Mayer	111,131,303	2,043,964	2,959,756
Scott Reiner	87,313,289	25,861,978	2,959,756
Terry D. Shaw	87,266,149	25,909,118	2,959,756
Richard J. Statuto	87,642,990	25,532,277	2,959,756
Ellen C. Wolf	110,711,833	2,463,434	2,959,756

Item 2—Ratification of the Appointment of Ernst & Young LLP

The appointment of Ernst & Young as the Company’s independent registered public accounting firm for the Company’s fiscal year 2019 was ratified by the stockholders based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
115,545,517	585,068	4,438	NA

Item 3—Approval of the Amended and Restated Premier, Inc. 2013 Equity Incentive Plan

The proposal to approve the Amended and Restated Premier, Inc. 2013 Equity Incentive Plan was approved by the stockholders based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
108,891,299	4,280,603	3,365	2,959,756

Item 4—Advisory Vote to Approve Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
110,000,749	2,454,370	720,148	2,959,756

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated Premier, Inc. 2013 Equity Incentive Plan, effective December 7, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Susan D. DeVore
	Name:	Susan D. DeVore
	Title:	President and Chief Executive Officer

Date: December 7, 2018